SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☐
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TELECOMMUNICATION SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

275 West Street
Annapolis, Maryland 21401

May 2, 2005
Dear Fellow Stockholder:
      You are cordially invited to attend the Annual Meeting of Stockholders of TeleCommunication Systems, Inc. (“TCS” ) to be held on Thursday, June 9, 2005, at 10:00 a.m. local time, at the O’Callaghan Hotel Annapolis, 174 West Street, Annapolis, MD 21401. The business to be conducted at the Annual Meeting is set forth in the formal notice that follows.
      The Board of Directors urges you to read the accompanying Notice of Annual Meeting and Proxy Statement, and recommends that you vote FOR the election of the directors nominated.
      The vote of every stockholder is important. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. We rely upon all stockholders to execute and return their proxies in order to avoid costly proxy solicitation. Therefore, in order to save TCS the unnecessary expense of further proxy solicitation, I ask that you promptly sign and return the enclosed proxy card in the envelope provided.
      I look forward to seeing you at the Annual Meeting.

Sincerely,

Maurice B. Tosé
Chairman of the Board
Chief Executive Officer and President

TELECOMMUNICATION SYSTEMS, INC.
275 West Street
Annapolis, Maryland 21401
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TeleCommunication Systems, Inc., a Maryland corporation, will be held on Thursday, June 9, 2005, at 10:00 A.M. local time, at the O’Callaghan Hotel Annapolis, 174 West Street, Annapolis, MD 21401 for the following purposes:

1.	To elect two directors to hold office until the Annual Meeting of Stockholders in 2008, and until their respective successors are duly elected and qualify (the Board of Directors recommends a vote FOR the election of the nominated directors).

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
      Pursuant to the Bylaws of TeleCommunication Systems, Inc., its Board of Directors has fixed the close of business on April 30, 2005 as the record date for the determination of those stockholders who will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Therefore, only record holders of TeleCommunication Systems, Inc. Class A Common Stock and Class B Common Stock at the close of business on that date are entitled to notice of and to vote shares held on the record date at the Annual Meeting and any adjournments or postponements thereof.
      If you plan to attend the Annual Meeting, please be prepared to present valid picture identification. If you hold your shares through a broker or other nominee, the Company will accept proof of ownership only if you bring either a copy of the voting instruction card provided by your broker or nominee, or a copy of a brokerage statement showing your share ownership in the Company as of April 30, 2005.
      Whether or not you expect to attend, we urge you to carefully review the enclosed materials. Your vote is important. All stockholders are urged to attend the Annual Meeting in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please indicate your vote, sign, date and return each proxy card so that all of your shares will be represented at the Annual Meeting.

By Order of the Board of Directors

Bruce A. White
Secretary
Annapolis, Maryland
May 2, 2004

TeleCommunication Systems, Inc.
275 West Street
Annapolis, Maryland 21401
PROXY STATEMENT
GENERAL INFORMATION
Why Am I Receiving this Proxy Statement and Proxy Card?
      You are receiving this Proxy Statement and a proxy card because you own shares of common stock, either Class A Common Stock, par value $0.01 per share (the “Class A Common Stock” ), or Class B Common Stock, par value $0.01 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock” ) in TeleCommunication Systems, Inc. (“TCS” or the “Company” ). This Proxy Statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.
      When you sign the proxy card, you appoint Thomas M. Brandt, Jr. and Bruce A. White as your proxies at the Annual Meeting. Messrs. Brandt and White will vote your shares as you have instructed them on the proxy card at the Annual Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting just in case your plans change. This Proxy Statement is being mailed to you on or about May 2, 2004.
      If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Messrs. Brandt and White will vote your shares, under your proxy, in accordance with their best judgment.
Who Is Soliciting this Proxy?
      The TCS Board of Directors is soliciting your proxy card in connection with this Proxy Statement.
What Is the Purpose of the Annual Meeting?
      At the Annual Meeting, stockholders will act on the matters outlined in the accompanying Notice of Meeting. The only matter scheduled to be acted upon at the meeting is the election of two directors to hold office until the Annual Meeting of Shareholders in 2008 and until their respective successors are duly elected and qualify.
Who Is Entitled to Vote?
      Only stockholders of record at the close of business on the record date, April 30, 2005, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the Annual Meeting, or any adjournments or postponements thereof. At the close of business on April 30, 2005, 30,929,637 shares of TCS Class A Common Stock and 8,217,401 shares of Class B Common Stock were outstanding and entitled to vote at the Annual Meeting.
How Many Votes Does Each Share of Common Stock Entitle its Holder to Cast?
      Each share of Class A Common Stock is entitled to one vote per share at the Annual Meeting. Each share of Class B Common Stock is entitled to three votes per share at the Annual Meeting.

Who Can Attend the Annual Meeting?
      Only stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Registration and seating will begin at 9:30 a.m. Stockholders may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
      Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you must bring either a copy of the voting instruction card provided by your broker or nominee or a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.
How Many Votes Do We Need to Hold the Annual Meeting?
      In order to conduct business at the Annual Meeting, our Bylaws require the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on the matters to be presented at the Annual Meeting. This is called a “quorum”. Proxy cards received by us but marked “WITHHOLD” will be included in the calculation of the number of shares considered to be present at the Annual Meeting; but shares held by a broker that are not voted on any matter will not be included in the calculations of whether a quorum is present.
How Do I Vote?
      You May Vote by Mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted to elect the two directors listed in this Proxy Statement to hold office until the Annual Meeting of Shareholders in 2008, and until their respective successors are duly elected and qualify.
      You May Vote in Person at the Annual Meeting. Written ballots will be passed out to stockholders entitled to vote at the Annual Meeting. If you hold your shares in “street name” (through a broker or other nominee), you must request a legal proxy from your stockbroker to vote at the Annual Meeting.
Can I Change My Vote or Revoke My Proxy After I Return My Proxy Card?
      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is voted at the Annual Meeting by Messrs. Brandt and White by mailing to Mr. White, the Secretary of TCS, either a written notice of revocation or an executed proxy card with a later date than the one you previously submitted, at TCS’s offices, 275 West Street, Annapolis, Maryland 21401. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy. You can also revoke your proxy at the Annual Meeting on a form that we will provide at the Annual Meeting, or you can appear in person at the Annual Meeting and vote, in person, the shares to which your proxy relates.
What If I Wish to Withhold Authority from Voting on the Election of a Particular Director or Directors?
      If you wish to withhold authority from voting on the election of a particular director or directors, you may do so by marking “WITHHOLD AUTHORITY,” as applicable, on the enclosed proxy card.
Will My Shares Be Voted If I Do Not Sign and Return My Proxy Card?
      If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either: (i) vote your shares on routine matters, or (ii) leave your shares unvoted. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the number of votes cast.
      We encourage you to provide instructions to your brokerage firm if your shares are held in street name. This ensures that your shares will be voted at the Annual Meeting.
Who Pays the Cost of Solicitation of My Proxy?
      The expense of soliciting proxies and the cost of preparing, assembling and mailing proxy materials in connection with the solicitation of proxies will be paid for by TCS. In addition to the use of mails, certain directors, officers or employees of TCS, who receive no compensation for their services other than their regular salaries, may solicit proxies. Arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and TCS may reimburse them for reasonable out-of-pocket and clerical expenses.
When are Stockholder Proposals and Nominations for the Election of Directors for the 2006 Annual Meeting of Stockholders Due?
      The Company provides all stockholders with the opportunity, under certain circumstances and consistent with the Company’s Bylaws and the rules of the Securities and Exchange Commission (“SEC” ), to participate in the governance of the Company by submitting proposals that they believe merit consideration and nominations for the election of directors at the Annual Meeting of Stockholders to be held in 2006. To enable management adequately to analyze and respond to proposals stockholders wish to have included in the Proxy Statement and proxy card for that meeting, SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act” ), requires that any such proposal be received by the Company in writing no later than January 3, 2006. Any stockholder proposal or director nomination must also be in compliance with the Company’s Bylaws. Pursuant to the Company’s Bylaws, any stockholder proposal or director nomination for that meeting that is submitted outside the processes of Rule 14a-8 will be considered “untimely” if it is received by the Company earlier than January 3, 2006 or later than February 2, 2006.
      Proxies solicited by the Board of Directors for the Annual Meeting of Stockholders to be held in 2006 may confer discretionary authority to vote on any untimely stockholder proposals or director nominations without express direction from stockholders giving such proxies. All stockholder proposals and director nominations must be addressed to the attention of the Secretary at 275 West Street, Annapolis, Maryland 21401. The Chairman of the Annual Meeting may refuse to acknowledge the introduction of any stockholder proposal or director nomination not made in compliance with the foregoing procedures.
How Can I Communicate with the Company’s Board of Directors?
      Stockholders may send correspondence to the Board of Directors or to any individual Director at the following address: TeleCommunication Systems, Inc., 275 West Street, Suite 400, Annapolis, MD 21401. The communication should indicate that the sender is a stockholder. Based on procedures approved by the Nominating Committee, the General Counsel and Secretary will retain and not send to Directors communications that are purely promotional or commercial in nature or other topics that clearly are unrelated to Director responsibilities. These types of communications will be logged and filed but not circulated to Directors. The General Counsel and Secretary will review and log all other communications and subsequently deliver it to the specified Directors.

What Is The Board’s Recommendation?
      Unless you give other instructions on your proxy card, Messrs. Brandt and White will vote in accordance with the recommendation of the Board of Directors. The Board’s recommendation is to vote FOR the election of the two directors listed in this Proxy Statement to hold office until the Annual Meeting of Stockholders in 2008, and until their respective successors are duly elected and qualify.
      With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion.
What Vote Is Required to Elect the Nominees for Director?
      If a quorum is present, the affirmative vote of a plurality of all the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors. Consequently, shares that are not voted, whether by marking “WITHHOLD AUTHORITY” on your proxy card, or held by a broker and are not voted have no impact on the election of directors. Unless a properly executed proxy card is marked “WITHHOLD AUTHORITY,” the proxy given will be voted “FOR” the nominees for director.

BOARD OF DIRECTORS
Board Meetings
      The Board of Directors met five times in 2004. Regular meetings of the Board are held quarterly. In addition to the four regularly scheduled meetings in 2004, the Board had one special meeting. Four directors attended 100% and one director attended 92% of the combined total number of meetings of the Board of Directors and Board Committees of which they were a member. The Board of Directors has determined that each member of the Board of Directors, other than Mr. Tosé, is independent in accordance with the applicable rules of the NASDAQ National Market.
Board of Directors Nominations

Nominating Committee
      The Board of Directors maintains a Nominating Committee, which is currently comprised of Messrs. Marchant and Kozak. Mr. Marchant serves as the Chairman. The Board of Directors has determined that each of the members of the Nominating Committee is “independent” as defined by the NASDAQ National Market standards governing the qualifications of Nominating Committee members. The purposes of the Nominating Committee are to recommend persons for membership on the Board, including consideration of shareholder nominations, and to establish criteria and procedures for the selection of new directors.
      The nomination process for directors is supervised by the Company’s Nominating Committee. The Nominating Committee’s Charter is available on the Company’s website at www.telecomsys.com and will be provided to stockholders upon request. The Committee seeks out appropriate candidates to serve as directors of the Company, and the Committee interviews and examines director candidates and makes recommendations to the Board regarding candidate selection.

Nominating Process
      The Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of the Board of Directors. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with longstanding values and standards of the Company. Members of the Board of Directors should have broad experience at the policy-making level in business, government, medicine, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. In identifying candidates for membership on the Board of Directors, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, maturity of judgment, career specialization, relevant skills, diversity and the extent to which a particular candidate would fill a present need on the Board of Directors. At a minimum, director candidates must have unimpeachable character and integrity, sufficient time to carry out their duties, the ability to read and understand financial statements, experience at senior levels in areas relevant to the Company and consistent with the objective of having a diverse and experienced Board, the ability and willingness to exercise sound business judgment, the ability to work well with others and the willingness to assume the responsibilities required of a director of the Company. Each member of the Board of Directors must represent the interests of the stockholders of the Company. The Nominating Committee also reviews and determines whether existing members of the Board of Directors should stand for reelection, taking into consideration matters relating to the age and number of terms served by individual directors and changes in the needs of the Board. The Nominating Committee has determined to nominate for re-election each of the Company’s directors. Once the Nominating Committee has selected appropriate candidates for election as a director, it presents the candidates to the full Board of Directors for election, if the selection has occurred during the course of the year, or for nomination, if the director is to be elected by the stockholders. Directors are nominated each year for election by the stockholders and are included in the Company’s Proxy Statement.
      The Nominating Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. The Nominating Committee considers stockholder recommendations for candidates for the Board of Directors that are properly submitted in accordance with the Company’s Bylaws. In evaluating such recommendations, the Nominating Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.
      The Company’s Bylaws provide the procedure for stockholders to make director nominations. A stockholder’s notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Company:

•	in the case of an annual meeting, not more than 120 days and not less than 90 days prior to the earliest of (i) such annual meeting, (ii) the first anniversary of the mailing date of the notice of the preceding year’s annual meeting and (iii) the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the 120th day prior to the annual meeting and not later than the earlier of the close of business on the 90th day prior to the annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made; and

•	in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the earlier of the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs.
      A stockholder’s notice to the Secretary must be in writing and set forth:

•	as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and

•	as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on the Company ’s books and of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth above. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.
Nominees for Director
      At the Annual Meeting, two directors are to be elected. Each of these directors will hold office until the Annual Meeting of Stockholders in 2008 and until his successor is duly elected and qualified, except in the event of death, resignation or removal.
      Unless otherwise specified, your proxy will be voted “FOR” the election of the nominees listed below, except that in the event any of those named should not continue to be available for election, discretionary authority may be exercised by the proxy holders to vote for a substitute of their choice. However, TCS knows of no circumstances that would make any nominee named herein unavailable. The nominees are each currently members of the Board of Directors.
      The following are the nominees for director to serve to the Annual Meeting of Stockholders in 2008.

Name	Age	Position

Clyde A. Heintzelman	66	Director
Richard A. Kozak	59	Director
      Clyde A. Heintzelman joined the Board of Directors in December 1999. He is currently the Chairman and CEO of Alternative Broadband Access, a company which provides broadband wireless access for residential applications and high speed dedicated access to the Internet for business applications by using wireless technology. Mr. Heintzelman was the Chairman of the Board of Optelecom, Inc. from February 2000 to June 2003, also serving as the interim President and Chief Executive Officer during 2002. Prior to joining Optelecom, Mr. Heintzelman was the President of Net2000 Communications, from November 1999 to May 2001. From December 1998 to November 1999, Mr. Heintzelman was the President and Chief Executive Officer of SAVVIS Communications Corporation, a networking and Internet solutions company. From 1995 to 1998, Mr. Heintzelman was the President and Chief Operating Officer of Digex, Inc. Prior to joining Digex, Inc., Mr. Heintzelman was a General Manager for Bell Atlantic. Mr. Heintzelman also serves on the Board of Directors of SAVVIS Communications Corporation. Mr. Heintzelman holds a B.A. degree in Marketing from the University of Delaware.
      Richard A. Kozak joined the Board of Directors in December 1999. He is currently Chairman of R&D2 LLC, a company engaged in helping early stage companies commercialize their intellectual property assets. In 1998, Mr. Kozak founded and has been the Chief Executive Officer and Chairman of the Board of Directors of 1eEurope, Ltd., formerly Galileo Communications, Ltd., a portfolio of companies focused on providing integrated e-business solutions to mid and large-size companies throughout Europe. From 1993 to 1997, Mr. Kozak was the President and Chief Executive Officer and member of the Board of Directors of American Communications Services, Inc., now known as e.spire Communications, Inc., which he co-founded in 1993. Prior to forming American Communications Services, Inc., Mr. Kozak was the President of the Southern Division of MFS Communications, which was acquired by MCI WorldCom. From 1986 through 1989, Mr. Kozak was Vice President and General Manager of Global Messaging Services for GTE Telenet, now part of Sprint International. He holds a B.S. degree in Engineering from Brown University and an M.B.A. in Finance from The George Washington University School of Government and Business Administration. He is a member of the board of advisors for the Dingman School of Entrepreneurship at the University of Maryland, and the Chesapeake Innovation Center in Annapolis, Maryland.
      Directors who are not employees of TCS are paid a fee of $1,500 for each Board meeting and $1,000 for each Committee meeting in which the director participates in person and $750 for each Board meeting and $500 for each Committee meeting in which the director participates by phone. The Chairman of the Audit Committee is paid a quarterly retainer of $2,000. Generally, each director is granted restricted stock or options to purchase 15,000 shares of Class A Common Stock under our Amended and Restated 1997 Stock Incentive Plan for each year of service on the Board. These restricted shares or options vest at the end of each annual term of service on the Board. In addition, non-employee directors are reimbursed for expenses incurred in connection with their board service.
      THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The number of shares beneficially owned by a person includes shares of Class A Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 30, 2005. The shares issuable pursuant to these options are deemed outstanding for computing the percentage ownership of the person holding these options but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.
      The following table lists the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by directors and our named executive officers of the Company as of April 20, 2005.

			Percentage of Shares
	Shares Beneficially Owned		Beneficially Owned
Name and Address of
Beneficial Owner(1)	A Shares	B Shares(3)	A Shares	B Shares

Directors and executive officers:
Maurice B. Tosé(2)	1,346,706	8,222,801	4.0%	100%
Richard A. Young(4)	642,746	—	1.9%	—
Thomas M. Brandt, Jr.(5)	573,827	—	1.7%	—
Drew A. Morin(6)	890,515	—	2.6%	—
Timothy J. Lorello(7)	593,912	—	1.7%	—
Kevin M. Webb(8)	298,887	—	*	—
Clyde A. Heintzelman(9)	75,317	—	*	—
Richard A. Kozak(10)	75,733	—	*	—
Weldon H. Latham(11)	78,733	—	*	—
Byron F. Marchant(12)	58,733	—	*	—
All directors and executive officers as a group (10 persons)(13)	4,635,109	8,222,801	13.9%	100%
Five percent holders:
Riverview Group LLC (14)	3,809,894	—	11.4%	—
033 Asset Management LLC (15)	2,752,185	—	8.2%	—
Diker Management, LLC	2,040,033		6.1%	—

*	Less than 1%.

(1)	Except as set forth herein, the business address of the named beneficial owner is c/o TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401.

(2)	Includes 667,218 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005 and 69,498 shares of restricted Class A Common Stock. Under the rules of the SEC, Mr. Tosé is deemed to beneficially own 223,995 shares of Class A Common Stock owned by Teresa M.S. Layden, Mr. Tosé’s wife, 173,995 shares of Class A Common Stock held in a trust for the benefit of Mr. Tosé’s and Ms. Layden’s extended family, 215,753 shares of Class B Common Stock held in a trust for the benefit of Mr. Tosé’s and Ms. Layden’s children, and 25,142 shares of Class B Common Stock held by Mr. Tosé’s minor children. Mr. Tosé disclaims beneficial ownership of all of these shares.

(3)	The holders of Class B Common Stock are entitled to three votes per share on all matters submitted to a vote of the stockholders. Each share of our Class B Common Stock is convertible at any time, at the option of the holder, into one share of our Class A Common Stock.

(4)	Includes 409,272 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005 and 64,750 shares of restricted Class A Common

Stock. Under the rules of the SEC, Mr. Young is deemed to beneficially own 30,000 shares of Class A Common Stock held in a trust for the benefit of Mr. Young’s wife and children. Mr. Young disclaims beneficial ownership of all of these shares.

(5)	Includes 395,721 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005 and 36,737 shares of restricted Class A Common Stock. Under the rules of the SEC, Mr. Brandt is deemed to beneficially own 51,370 shares of Class A Common Stock held in a trust for the benefit of Mr. Brandt’s wife. Mr. Brandt disclaims beneficial ownership of all the shares in the trust.

(6)	Includes 221,714 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005 and 28,628 shares of restricted Class A Common Stock. Under the rules of the SEC, Mr. Morin is deemed to beneficially own 245,354 shares of Class A Common Stock held in a trust for the benefit of Mr. Morin’s wife and child. Mr. Morin disclaims beneficial ownership of all of these shares.

(7)	Includes 202,636 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005 and 30,000 shares of restricted Class A Common Stock. Under the rules of the SEC, Mr. Lorello is deemed to beneficially own 236,849 shares of Class A Common Stock held in a trust for the benefit of Mr. Lorello’s wife and children. Mr. Lorello disclaims beneficial ownership of all these shares.

(8)	Includes 233,386 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005 and 18,227 shares of restricted Class A Common Stock.

(9)	Consists of 68,733 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005.

(10)	Includes 22,500 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005.

(11)	Includes 53,322 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005.

(12)	Includes 58,733 shares of Class A Common Stock issuable upon the exercise of stock options exercised within 60 days of April 30, 2005.

(13)	Includes an aggregate of 2,333,235 shares of Class A Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 30, 2005 and 247,840 shares of restricted Class A Common Stock.

(14)	The address of each of Riverview Group LLC, Millenco, LP, Millennium Holding Group, L.P., Millennium Management, LLC and Israel A. Englander is c/o Millennium Management, LLC, 666 Fifth Avenue, New York, NY 10103. Note: The sole member of Riverview is Millennium Holding Group, L.P., a Delaware limited partnership (“Millennium Holdings”). Millennium Management, LLC, a Delaware limited liability company (“Millennium Management”), is the general partner of Millennium Holdings and consequently has voting control and investment discretion over securities owned by Millennium Holdings and by Riverview, and of Millenco, L.P. (“Millenco”). Israel A. Englander (“Mr. Englander”) is the managing member of Millennium Management. As a result, Mr. Englander may be considered the beneficial owner of any shares deemed to be beneficially owned by Millennium Management. Each of Millennium Holdings, Millennium Management and Mr. Englander disclaims any beneficial ownership of the shares owned by Riverview. The information set forth in this footnote (14) is based on a review of the Schedule 13G filed with the SEC on February 11,2005 by the Riverview Group LLC.

(15)	According to a Schedule 13D filed with the SEC on February 4, 2005, the address of 033 Asset Management, LLC is 125 High Street, Suite 1405, Boston, Massachusetts 02110.

(16)	The address of each of Diker GP, LLC, Diker Management, LLC, Charles M. Diker, and Mark N. Diker is 745 Fifth Avenue, Suite 1409, New York, NY 10151. Note: As the sole general partner of the Diker Funds, Diker GP has the power to vote and dispose of the shares of the Common

Stock owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the Diker Funds. Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP and Diker Management. The Reporting Persons disclaim all beneficial ownership, however, as affiliates of a Registered Investment Adviser, and in any case disclaim beneficial ownership except to the extent of their pecuniary interest in the shares. The information set forth in this footnote (16) is based on a review of the Schedule 13G filed with the SEC on April 20, 2005 by Diker Management LLC.

Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons that beneficially own more than 10% of our Class A Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of our Class A Common Stock and other equity securities. Copies of these reports must be filed with us. Based solely on our review of the copies of these reports filed with us, and written representations that no other reports were required, to our knowledge, all reports required by Section 16(a) were timely filed in 2004 except for four Form 4 reports for Maurice B. Tosé, three Form 4 reports each for Richard A. Young and Timothy J. Lorello, two Form 4 reports each for Thomas M. Brandt and Drew A. Morin all of which were filed less than three days late.
Code of Ethics and Business Conduct
      The Board of Directors has adopted a written code of ethics and business conduct, a copy of which is available on the company’s website at www.telecomsys.com. The Company requires all officers, directors and employees to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the company’s best interest. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place.
Committees of the Board of Directors

Audit Committee
      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and its members are Mr. Richard A. Kozak, Mr. Clyde A. Heintzelman and Mr. Byron F. Marchant. The members of the Audit Committee are “independent” as defined in the rules and regulations of the NASDAQ National Market, which is the exchange on which TCS Class A Common Stock is listed. The Board of Directors has determined that Mr. Kozak, Chairman of the Audit Committee, is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K under the Securities Act of 1933.
      The Board of Directors adopted and approved a written charter for the Audit Committee in 2003, a copy of which may be found on TCS’s Web site (http://www.telecomsys.com). Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee held four quarterly meetings in 2004 to review quarterly operating results, and four additional meetings to review other matters, including Management’s compliance with §404 of the Sarbanes-Oxley Act.
      For the fiscal years ended December 31, 2004 and 2003 professional services were performed by Ernst & Young LLP. Total fees paid to Ernst & Young LLP aggregated $1,066,853 and $517,291 for the fiscal years ended December 31, 2004 and 2003, respectively, and were composed of the following:
      Audit Fees: The aggregate fees billed for the audit of the annual financial statements for the fiscal years ended December 31, 2004 and 2003, for reviews of the financial statements included in TCS’s Quarterly Reports on Form 10-Q, for testing and evaluating internal controls over financial reporting (2004 only) and for assistance with and review of documents filed with the SEC were $847,393 for 2004 and $368,086 for 2003.
      Audit-Related Fees: The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2004 and 2003 were $66,100 and $6,119, respectively. These fees relate to assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of TCS’s financial statements. These services include: attest services that are not required by statute or regulation, internal control reviews and consultations concerning evaluating internal controls over financial reporting and other financial accounting/reporting matters.
      Tax Fees: The aggregate fees billed for tax services for the fiscal years ended December 31, 2004 and 2003 were $153,360 and $141,586, respectively. These fees relate to professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.
      All Other Fees: No other fees were paid to Ernst & Young LLP in fiscal year 2004. In fiscal year 2003, TCS paid $1,500 to Ernst & Young LLP for miscellaneous accounting advisory services.

Report of the Audit Committee
      The Committee reviewed and discussed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of TCS’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, as well as the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The Committee discussed with TCS’s independent registered public accounting firm the overall scope and plans for their respective audits. In addition, the Committee has discussed with the independent registered public accounting firm, with and without management present, the results of their examinations, their evaluations of TCS’s internal controls, and the overall quality of TCS’s financial reporting. The Committee received from the independent registered public accounting firm written disclosures regarding the auditors’ independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed with the independent registered public accounting firm that firm’s independence and considered the compatibility of non-audit services with the auditors’ independence.
      The Committee also discussed and assessed with management and Ernst & Young LLP, management’s report and Ernst & Young LLP’s report and attestation on internal control over financial reporting as of December 31, 2004 in accordance with Section 404 of the Sarbanes-Oxley Act.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors and the Board has approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC. The Committee has also approved the selection of Ernst & Young LLP as TCS’s independent registered public accounting firm for 2005. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders on June 9, 2005 with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions. The Audit Committee considered whether the provision by Ernst & Young LLP of the services entitled “all other fees” as discussed below is compatible with maintaining Ernst & Young LLP’s independence.
      The Audit Committee annually approves each year’s engagement for audit services in advance. The Committee has also established complementary procedures to require pre-approval of all audit-related, tax and permitted non-audit services provided by Ernst & Young LLP. Fees for any of these services that will exceed the pre-approval fee limits or fees not contemplated by the original pre-approval must be separately approved by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. Any such fees pre-approved in this manner shall be reported to the Audit Committee at its next scheduled meeting. All services described above were pre-approved by the Audit Committee in fiscal 2004.
      The Audit Committee has designated Mr. Thomas M. Brandt, Jr., Chief Financial Officer, to monitor the performance of all services provided by the independent auditors and to determine whether such services are in compliance with this policy. Mr. Brandt reports to the Audit Committee on a periodic basis the results of this monitoring. Any member of executive management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of any member of management.

AUDIT COMMITTEE

Richard A. Kozak, Chairman
Clyde A. Heintzelman
Byron F. Marchant

Compensation Committee
      The Compensation Committee, which met four times in 2004 consists of Messrs. Heintzelman and Latham. Mr. Heintzelman serves as Chairman. The Compensation Committee determines the compensation of our Chief Executive Officer and President, reviews and approves our benefit plans and the compensation of the other executive officers and administers the Amended and Restated 1997 Stock Incentive Plan, 2000 Employee Stock Purchase Plan and other executive officer benefit plans. The Compensation Committee’s Charter is available on the Company’s website and will be provided to stockholders upon request.

Report of the Compensation Committee
Compensation Philosophy
      The Committee reviews the performance and compensation levels for executive officers and recommends salary and bonus levels and option grants under the Company’s incentive plans. The Committee strives to ensure that compensation serves to motivate and retain executive officers while also being in the best interests of the Company and its stockholders. The philosophy of the Committee is to attract and retain highly qualified people at industry competitive compensation levels, and to link the financial interests of the Company’s senior management to those of the Company’s stockholders. This linkage is established by tying a significant portion of executive compensation to the Company’s success in meeting performance objectives adopted annually as described below. In pursuit of these objectives, the Company’s compensation program is designed to attract to the Company and retain the best possible executive talent; to motivate these executives to achieve performance goals which are integral to the Company’s business objectives approved by its Board of Directors; to reinforce and link executive and stockholder interests through equity-based plans; and to recognize individual performance. The Company’s compensation structure has three general components: (i) base salary, (ii) annual cash bonuses and (iii) stock incentive grants. The Company also provides medical, pension and other fringe benefits generally available to Company employees.
Base Salary
      In the early part of each fiscal year, the Committee reviews with Mr. Tosé and approves, with any modifications it deems appropriate, salary levels for the Company’s executive officers. Annual salary adjustments are determined by evaluating the competitive marketplace with the assistance of outside compensation advisors, the performance of the Company, the executive’s performance, the ability of the executive to manage the growth of the Company, the length of the executive’s service to the Company, any increase in the responsibilities assumed by the executive and inflation. Salary adjustments, if any, are determined by the Committee upon recommendation from the Chief Executive Officer (in the case of compensation for executive officers other than the Chief Executive Officer) and the Committee.
Annual Cash Bonuses
      The Company uses performance bonuses to reflect the level of involvement and success of its senior executives in achieving annual corporate goals and sets specific performance-related targets in a budget that is approved by the Board. The awards earned depend on the extent to which TCS and individual performance objectives are achieved.
Stock Option Grants
      The Committee believes that the award of options and other stock-based compensation provides meaningful long-term incentives that are directly related to the enhancement of the Company’s stockholder value. Our Stock Incentive Plan provides the means through which executive officers can build an investment in the Company that will align their economic interests with the interest of the Company’s stockholders. Under our Amended and Restated 1997 Stock Incentive Plan, the Committee is authorized to determine the vesting of each option and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options vest in installments over a period of years. The Committee believes that the grant of stock options has been and will continue to be a significant component of our success in attracting and retaining talented management and employees in an extremely competitive environment. To date, all options granted under the Stock Incentive Plan have been granted with an exercise price equal to the fair market value of our Class A Common Stock on the date of the grant. In determining the number of incentive shares to grant to senior executives, the Committee considers the same factors as it does in determining the other components of compensation, with no single factor accorded special weight. Stock options granted to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003 were in the form of restricted shares.
Chief Executive Officer Compensation
      In advising the board with respect to the Chief Executive Officer’s compensation, the Compensation Committee seeks to establish a level of base salary competitive with that paid by companies of comparable size within the industry and by companies outside of the industry with which we compete for executive talent. Mr. Tosé’s 2004 base salary was established on the basis of the foregoing criteria and was intended to provide a level of stability and certainty to TCS and its security holders. Attainment of corporate revenue and operating results goals for the prior year, the importance of providing Mr. Tosé with continuing incentives while controlling costs, and Mr. Tosé’s longstanding contributions to TCS’ success were evaluated in determining the cash and non-cash incentive compensation awarded.
Compensation Deduction Limit
      Section 162(m) of the Internal Revenue Code generally sets a limit of one million dollars ($1,000,000) on the amount of compensation paid to senior executives (other than enumerated categories of compensation, including performance based compensation) that may be deducted by a publicly-held company. The Committee’s policy is to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with the Company’s overall objectives and executive compensation policy. Compensation attributable to stock options granted under the Company’s Stock Incentive Plan is currently excluded from the one million dollar limit as “qualified performance-based compensation” under the rules contained in applicable Treasury regulations. None of the Company’s senior executives received compensation in 2003 in excess of the limits imposed under Section 162(m).

COMPENSATION COMMITTEE

Clyde A. Heintzelman (Chairman)
Weldon H. Latham
Compensation Committee Interlocks
      None of the members of the Compensation committee is a current or former officer or employee of the Company.

EXECUTIVE COMPENSATION
      The following table shows all compensation earned in each of the last three years by our Chief Executive Officer and our four other most highly paid executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2004.
Summary Compensation Table

					Long-Term
					Compensation(2)
		Annual Compensation(1)
					Securities	Restricted
		Base			Underlying	Share	All Other
Name and Principal Position	Year	Salary	Bonus(2)	Other(3)	Options	Grants	Compensation(4)

Maurice B. Tosé	2004	$403,000	—	$27,431	—	—	$11,280
Chief Executive Officer,	2003	377,326	$188,663	25,972	436,404	—	11,656
President, and Chairman of the Board	2002	369,005	160,000	28,399	135,000	318,000	13,445
Richard A. Young	2004	$285,000	—	$21,934	—	—	$11,378
Executive Vice President,	2003	258,251	$142,000	17,822	279,013	—	11,754
Chief Operating Officer	2002	251,922	110,000	21,807	75,000	194,250	12,138
Thomas M. Brandt, Jr.	2004	$235,125	—	$13,565	—	—	$11,327
Senior Vice President and	2003	215,051	$90,000	12,981	157,392	—	11,703
Chief Financial Officer	2002	205,101	100,000	11,833	63,000	135,000	13,713
Drew A. Morin	2004	$235,125	—	$8,487	—	—	$11,255
Senior Vice President and	2003	220,101	$90,000	11,800	157,392	—	11,631
Chief Technical Officer	2002	215,201	76,980	15,217	63,000	135,000	12,141
Timothy J. Lorello	2004	$220,500	—	$10,164	—	—	$11,280
Senior Vice President —	2003	208,052	$45,000	5,553	100,158	—	11,656
Chief Marketing Officer	2002	205,104	50,055	16,763	63,000	90,000	10,416

(1)	Includes perquisites and other personal benefits, the aggregate annual amount of which for each named executive officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2)	Bonuses and long-term compensation are reported in the year earned, even if actually paid/granted in a subsequent year. Long-term compensation amounts, if any, for fiscal year 2004 performance have not yet been determined.

(3)	Represents payments made to each of these executive officers in lieu of accrued vacation.

(4)	Represent matching contributions made by us under our 401(k) plan and health and life insurance premiums paid by us.

      The following tables provide information about options granted, exercised and held by the executive officers named in the Summary Compensation Tables at December 31, 2004. The value of unexercised, in-the-money options at year end is based on the December 31, 2004 market closing price of $3.34 per share, less the exercise price per share, multiplied by the number of shares underlying the options.
Aggregate Option Exercises in 2004 and Option Values at December 31, 2004

			Number of
	Number of		Securities Underlying		Value of Unexercised In-
	Shares		Unexercised Options		The-Money Options at
	Acquired		at December 31, 2004		December 31, 2004(2)
	on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Maurice B. Tosé	—	$—	408,500	617,904	$113,965	$50,385
Richard A. Young	—	—	253,768	379,013	155,190	27,750
Thomas M. Brandt, Jr.	10,000	64,900	303,087	216,312	476,777	16,016
Drew A. Morin	—	—	129,080	216,312	35,354	16,016
Timothy J. Lorello	—	—	129,080	159,078	35,354	16,016

(1)	Amounts disclosed in this column do not reflect amounts actually received by the named officers but are calculated based on the difference between the fair market value of our Class A Common Stock on the date of exercise and the exercise price of the options. The named officers will receive cash only if and when they sell the shares of Class A Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of our Class A Common Stock at the time of such sale.

(2)	Value is based on the difference between the option exercise price and the fair market value at December 31, 2004 (based upon a last reported sale price of $3.34 per share as quoted on the Nasdaq National Market on December 31, 2004) multiplied by the number of shares underlying the option.
Equity Compensation Plan Information
      The following table provides information for all equity compensation plans at December 31, 2004, under which our equity securities were authorized for issuance:

Number of securities
remaining available
for future issuance
	Number of securities	Weighted average	under equity
	to be issued upon	exercise price of	compensation plans
	exercise of	outstanding	(excluding securities
	outstanding options,	options, warrants	reflected in
	warrants and rights	and rights	Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	8,650,374	$4.25	6,584,745
Equity compensation plans not approved by security holders	None	N/A	None

Total	8,650,374	$4.25	6,584,745

(1)	As a result of the merger of XYPOINT Corporation (“XYPOINT” ) with the Company effective January 15, 2001 and the merger of ReachNet, Inc. (“ReachNet” ) with the Company effective February 14, 2001, the Company assumed the options issued under the XYPOINT 1995, 1997 and 2000 Stock Option Plans and the ReachNet 2000 Stock Incentive Plan. As of December 31, 2004, 129,781 shares of our Class A Common Stock were reserved for future issuance upon the exercise of the outstanding stock options assumed in the mergers at a weighted average exercise price of $6.09. No further options may be granted under the XYPOINT 1995, 1997 and 2000 Stock Option Plans or the ReachNet 2000 Stock Incentive Plan.

Employment Agreements
      We have entered into employment agreements with Messrs. Young, Brandt, Morin and Lorello which became effective February 1, 2001, and provide for their individual annual salaries of $240,636, $188,216, $180,145, and $180,145, respectively and as adjusted annually by the Board of Directors, and gives them the opportunity to participate in bonus or incentive compensation plans of the Company, if any. The agreements had an initial term of one year from the effective date, and automatically extend for additional one-year increments until terminated by us or the individuals. Pursuant to the agreements, vesting of any stock options awarded to the individuals shall be immediately accelerated in the event of a change of control as defined in the agreements.
      The individuals may resign their employment voluntarily by giving 30 days notice to the Board of Directors. If we terminate any of the individuals without cause or if the individual resigns with good reason, he is entitled to receive from us his earned bonus plus an amount equal to the greater of the salary he would have received during the balance of the term of the employment contract, or six months. Under the agreements, “cause” means committing an act of gross negligence or other willful act that materially adversely affects TCS, acts of dishonesty involving fraud or embezzlement or being convicted or pleading no contest to a felony involving theft or moral turpitude. Under the agreements, “good reason” includes circumstances that constitute a material diminution in authority, require the individual to physically relocate more than 75 miles and any material breach by the Company of its obligations under the agreement. If we terminate an individual’s employment without cause, or if he resigns for good reason, within 12 months of a change in control, he is entitled to receive from us an amount based upon his annual salary. Mr. Young is entitled to receive two times his annual salary, and the other individuals are entitled to receive one times their annual salary.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      In February 2003, we entered into a lease with Annapolis Partners LLC to explore the opportunity of relocating our Annapolis offices to a planned new real estate development. Our President and Chief Executive Officer owns a controlling voting and economic interest in Annapolis Partners LLC and he also serves as a member. The financial and many other terms of the lease have not yet been established. The lease is subject to several contingencies and rights of termination. For example, the lease can be terminated at the sole discretion of our Board of Directors if the terms and conditions of the development are unacceptable to us, including without limitation the circumstances that market conditions make the lease not favorable to us or the overall cost is not in the best interest of us or our shareholders, or any legal or regulatory restrictions apply. Our Board of Directors will evaluate this opportunity along with alternatives that are or may become available in the relevant time periods and there is no assurance that we will enter into a definitive lease at this new development site.

STOCK PERFORMANCE GRAPH
      The following graph compares the cumulative total shareholder return on the Company’s Class A Common Stock with the cumulative total return of the Nasdaq Stock Market U.S. Index and a mobile data index prepared by the company of the following relevant publicly traded companies in the mobile data sector: 724 Solutions Inc.; @Road, Inc.; Extended Systems Incorporated; GoAmerica, Inc.; InfoSpace, Inc.; Intellisync Corporation; Intrado, Inc.; Novatel Wireless, Inc.; Openwave Systems, Inc.; Research in Motion Limited; Semotus Solutions, Inc. and Sybase, Inc.. The composition of the Mobile Data Index has been changed from last year as follows: Aether Systems, Inc. is now a business with a primary focus on mortgage-backed securities and therefore was deleted from the index. The information provided is from August 7, 2000, the date of the Company’s Initial Public Offering through December 31, 2004.
      The stock price performance shown on the graph below is not necessarily indicative of future price performance.

OTHER MATTERS
      We do not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is intended that Messrs. Brandt and White will vote the proxies in accordance with their best judgment.
      The Annual Report of the Company, including financial statements of the Company for the fiscal year ended December 31, 2004, is being mailed to the stockholders with this Proxy Statement. You may request, without charge, a copy of the Company’s 2004 Annual Report on Form 10-K, as filed with the SEC, by addressing a request to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401 Attention: Investor Relations.

ANNUAL MEETING OF STOCKHOLDERS OF

TELECOMMUNCATION SYSTEMS, INC.

June 9, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach and mail in the envelope provided.â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

(1) Election of Directors.

NOMINEES
☐ FOR ALL NOMINEES	¡	Clyde A. Heintzelmam
	¡	Richard A. Kozak
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

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FOR AGAINST ABSTAIN
(2)	TO ACT UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.	☐	☐	☐

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

IF NO CHOICE IS INDICATED ABOVE, THE PROXIES WILL VOTE “FOR” THE TWO DIRECTOR NOMINEES.

PLEASE MARK, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Signature of Stockholder __________________   Date: ________________   Signature of Stockholder____________________   Date: _________________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TELECOMMUNICATION SYSTEMS, INC.
Annapolis, Maryland 21401

ANNUAL MEETING JUNE 9, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas M. Brandt, Jr. and Bruce A. White, and each of them, proxies (and if the undersigned is a proxy, as substitute proxies) each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Class A Common Stock and Class B Common Stock of TeleCommunication Systems, Inc, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, June 9, 2005, at 10:00 a.m. local time, at the O’Callaghan Hotel Annapolis, 174 West Street, Annapolis, MD 21401 and any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)